DIREXION SHARES ETF TRUST

The maximum annualized fee rate pursuant to Paragraph 1 of the Direxion Shares ETF Trust Distribution Plan shall be 0.25% for the following Funds:

ACTIVELY MANAGED FUNDS

Direxion Bitcoin Strategy ETF
Direxion Bitcoin Strategy Bear ETF
Direxion US Treasuries Strategy ETF
Direxion US Treasuries Strategy Bear ETF
Direxion Ether Strategy ETF
Direxion Ether Strategy Bear ETF

NON-LEVERAGED FUNDS

Direxion NASDAQ-100® Equal Weighted Index Shares
Direxion Fallen Knives ETF
Direxion Moonshot Innovators ETF
Direxion Work From Home ETF
Direxion World Without Waste ETF
Direxion Select Large Caps & FANGs ETF
Direxion Hydrogen ETF
Direxion Low Priced Stock ETF
Direxion Auspice Broad Commodity Strategy ETF
Direxion Nanotechnology ETF
Direxion Internet Infrastructure ETF
Direxion mRNA ETF
Direxion Digital Advertising ETF
Direxion Inflation Stocks ETF
Direxion Future of Farming ETF

COMMODITY-RELATED FUNDS

Direxion Coffee Strategy ETF
Direxion Daily Coffee Strategy Bear 1X Shares
Direxion Lumber Strategy ETF
Direxion Daily Lumber Strategy Bear 1X Shares
Direxion Breakfast Commodities Strategy ETF
Direxion Daily Breakfast Commodities Strategy Bear 1X Shares
Direxion Copper Strategy ETF
Direxion Daily Copper Strategy Bear 1X Shares
Direxion Corn Strategy ETF
Direxion Daily Corn Strategy Bear 1X Shares
Direxion Soybeans Strategy ETF
Direxion Daily Soybeans Strategy Bear 1X Shares
Direxion Wheat Strategy ETF
Direxion Daily Wheat Strategy Bear 1X Shares
Direxion Sugar Strategy ETF
Direxion Daily Sugar Strategy Bear 1X Shares
Direxion Precious Metals Strategy ETF
Direxion Daily Precious Metals Strategy Bear 1X Shares

150/50 FUNDS

Direxion Russell 1000® Value Over Growth ETF
Direxion Russell 1000® Growth Over Value ETF

1X BEAR FUNDS

Direxion Daily S&P 500® Bear 1X Shares
Direxion Daily CSI 300 China A Share Bear 1X Shares
Direxion Daily TSLA Bear 1X Shares
Direxion Daily FB Bear 1X Shares
Direxion Daily NFLX Bear 1X Shares
Direxion Daily AAPL Bear 1X Shares
Direxion Daily MSFT Bear 1X Shares
Direxion Daily AMZN Bear 1X Shares
Direxion Daily GOOGL Bear 1X Shares
Direxion Daily NVDA Bear 1X Shares

Bitcoin Leveraged Funds

Direxion Daily Bitcoin Bull 1.25X Shares
Direxion Daily Bitcoin Bear 1.25X Shares
Direxion Daily Bitcoin Bull 1.5X Shares
Direxion Daily Bitcoin Bear 1.5X Shares
Direxion Daily Bitcoin Bull 1.75X Shares
Direxion Daily Bitcoin Bear 1.75X Shares
Direxion Daily Bitcoin Bull 2X Shares
Direxion Daily Bitcoin Bear 2X Shares

US Treasuries Leveraged Funds

Direxion Daily US Treasuries Bull 1.25X Shares
Direxion Daily US Treasuries Bear 1.25X Shares
Direxion Daily US Treasuries Bull 1.5X Shares
Direxion Daily US Treasuries Bear 1.5X Shares
Direxion Daily US Treasuries Bull 1.75X Shares
Direxion Daily US Treasuries Bear 1.75X Shares
Direxion Daily US Treasuries Bull 2X Shares
Direxion Daily US Treasuries Bear 2X Shares

Ether Leveraged Funds

Direxion Daily Ether Bull 1.25X Shares
Direxion Daily Ether Bear 1.25X Shares
Direxion Daily Ether Bull 1.5X Shares
Direxion Daily Ether Bear 1.5X Shares
Direxion Daily Ether Bull 1.75X Shares
Direxion Daily Ether Bear 1.75X Shares
Direxion Daily Ether Bull 2X Shares
Direxion Daily Ether Bear 2X Shares

2X Funds

Direxion Daily S&P 500® Bull 2X Shares
Direxion Daily CSI 300 China A Share Bull 2X Shares
Direxion Daily CSI China Internet Index Bull 2X Shares
Direxion Daily MSCI Brazil Bull 2X Shares
Direxion Daily Energy Bull 2X Shares
Direxion Daily Energy Bear 2X Shares
Direxion Daily Gold Miners Index Bull 2X Shares
Direxion Daily Gold Miners Index Bear 2X Shares
Direxion Daily Junior Gold Miners Index Bull 2X Shares
Direxion Daily Junior Gold Miners Index Bear 2X Shares
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares
Direxion Daily MSCI India Bull 2X Shares
Direxion Daily Robotics, Artificial Intelligence, & Automation Index Bull 2X Shares
Direxion Daily Cloud Computing Bull 2X Shares
Direxion Daily Cloud Computing Bear 2X Shares
Direxion Daily Select Large Caps & FANGs Bull 2X Shares
Direxion Daily 5G Communications Bull 2X Shares
Direxion Daily 5G Communications Bear 2X Shares
Direxion Daily TSLA Bull 2X Shares
Direxion Daily TSLA Bear 2X Shares
Direxion Daily Global Clean Energy Bull 2X Shares
Direxion Daily Global Clean Energy Bear 2X Shares
Direxion Daily Lithium & Battery Tech Bull 2X Shares
Direxion Daily Lithium & Battery Tech Bear 2X Shares
Direxion Daily E-Gaming Bull 2X Shares
Direxion Daily E-Gaming Bear 2X Shares
Direxion Daily Travel & Vacation Bull 2X Shares
Direxion Daily Travel & Vacation Bear 2X Shares
Direxion Daily US Infrastructure Bull 2X Shares
Direxion Daily US Infrastructure Bear 2X Shares
Direxion Daily Software Bull 2X Shares
Direxion Daily Software Bear 2X Shares
Direxion Daily Oil Services Bull 2X Shares
Direxion Daily Oil Services Bear 2X Shares
Direxion Daily Rare Earth/Strategic Metals Bull 2X Shares
Direxion Daily Rare Earth/Strategic Metals Bear 2X Shares
Direxion Daily Aviation Bull 2X Shares
Direxion Daily Aviation Bear 2X Shares
Direxion Daily FinTech Bull 2X Shares
Direxion Daily FinTech Bear 2X Shares
Direxion Daily Metal Miners Bull 2X Shares
Direxion Daily Metal Miners Bear 2X Shares
Direxion Daily S&P 500® Equal Weight Bull 2X Shares
Direxion Daily S&P 500® Equal Weight Bull 2X Shares
Direxion Daily S&P 500® Pure Growth Bull 2X Shares
Direxion Daily S&P 500® Pure Growth Bear 2X Shares
Direxion Daily S&P 500® Pure Value Bull 2X Shares
Direxion Daily S&P 500® Pure Value Bear 2X Shares
Direxion Daily China Technology Bull 2X Shares

Direxion Daily China Technology Bear 2X Shares
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares
Direxion Daily Electric and Autonomous Vehicles Bear 2X Shares
Direxion Daily TIPS Bull 2X Shares
Direxion Daily TIPS Bear 2X Shares
Direxion Daily FB Bull 2X Shares
Direxion Daily FB Bear 2X Shares
Direxion Daily NFLX Bull 2X Shares
Direxion Daily NFLX Bear 2X Shares
Direxion Daily AAPL Bull 2X Shares
Direxion Daily AAPL Bear 2X Shares
Direxion Daily MSFT Bull 2X Shares
Direxion Daily MSFT Bear 2X Shares
Direxion Daily AMZN Bull 2X Shares
Direxion Daily AMZN Bear 2X Shares
Direxion Daily GOOGL Bull 2X Shares
Direxion Daily GOOGL Bear 2X Shares
Direxion Daily NVDA Bull 2X Shares
Direxion Daily NVDA Bear 2X Shares

3X Funds

Direxion Daily 7-10 Year Treasury Bull 3X Shares
Direxion Daily 7-10 Year Treasury Bear 3X Shares
Direxion Daily 20+ Year Treasury Bull 3X Shares
Direxion Daily 20+ Year Treasury Bear 3X Shares
Direxion Daily FTSE China Bull 3X Shares
Direxion Daily FTSE China Bear 3X Shares
Direxion Daily MSCI Emerging Markets Bull 3X Shares
Direxion Daily MSCI Emerging Markets Bear 3X Shares
Direxion Daily Financial Bull 3X Shares
Direxion Daily Financial Bear 3X Shares
Direxion Daily Healthcare Bull 3X Shares
Direxion Daily Mid Cap Bull 3X Shares
Direxion Daily MSCI Real Estate Bull 3X Shares
Direxion Daily MSCI Real Estate Bear 3X Shares
Direxion Daily Regional Banks Bull 3X Shares
Direxion Daily Retail Bull 3X Shares
Direxion Daily S&P 500® Bull 3X Shares
Direxion Daily S&P 500® Bear 3X Shares
Direxion Daily Semiconductor Bull 3X Shares
Direxion Daily Semiconductor Bear 3X Shares
Direxion Daily Small Cap Bull 3X Shares
Direxion Daily Small Cap Bear 3X Shares
Direxion Daily MSCI South Korea Bull 3X Shares
Direxion Daily Technology Bull 3X Shares
Direxion Daily Technology Bear 3X Shares
Direxion Daily FTSE Europe Bull 3X Shares
Direxion Daily Homebuilders & Supplies Bull 3X Shares
Direxion Daily S&P Biotech Bull 3X Shares
Direxion Daily S&P Biotech Bear 3X Shares
Direxion Daily Consumer Discretionary Bull 3X Shares

Direxion Daily Utilities Bull 3X Shares
Direxion Daily Aerospace & Defense Bull 3X Shares
Direxion Daily MSCI Mexico Bull 3X Shares
Direxion Daily Transportation Bull 3X Shares
Direxion Daily Industrials Bull 3X Shares
Direxion Daily Pharmaceutical & Medical Bull 3X Shares
Direxion Daily Dow Jones Internet Bull 3X Shares
Direxion Daily Dow Jones Internet Bear 3X Shares
Direxion Daily S&P 500® High Beta Bull 3X Shares
Direxion Daily S&P 500® High Beta Bear 3X Shares

Up to 0.25% of average daily net assets. The current authorized maximum annualized fee is 0% of average daily net assets.

Last Updated: May 18, 2022